AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                      AHA SOCIALLY RESPONSIBLE EQUITY FUND


                                 CLASS A SHARES


                               P R O S P E C T U S
                                 April 28, 2005


                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                 1-800-445-1341

                                 ---------------


Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.

The U.S. Securities and Exchange Commission has not approved or disapproved any of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

648777/D/7

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

INVESTMENTS, RISKS AND PERFORMANCE............................................1

         AHA LIMITED MATURITY FIXED INCOME FUND...............................2

         AHA FULL MATURITY FIXED INCOME FUND..................................6

         AHA BALANCED FUND...................................................10

         AHA DIVERSIFIED EQUITY FUND.........................................14

         AHA SOCIALLY RESPONSIBLE EQUITY FUND................................18

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS................................20

         Non-Principal Investment Strategies.................................20

FEES AND EXPENSES............................................................21

SHAREHOLDER INFORMATION......................................................23

         Pricing of Fund Shares..............................................23

         Investment Minimums.................................................23

         How to Buy Shares...................................................23

         How to Exchange Shares..............................................26

         How to Sell Shares..................................................27

         Policy on Trading of Fund Shares....................................30

         Automatic Redemption of Small Accounts..............................31

         Lost Accounts.......................................................31

         Anti-Money Laundering Compliance....................................31

         Reporting to Shareholders...........................................32

         Distribution and Service Fees.......................................32

         Portfolio Holdings Disclosure.......................................32

MANAGEMENT OF THE FUNDS......................................................33

         Investment Adviser..................................................33

         Investment Managers.................................................33

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................39

FINANCIAL HIGHLIGHTS.........................................................40

Prior Performance of SKBA....................................................51

                       INVESTMENTS, RISKS AND PERFORMANCE

         Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"), an open-end management investment company with multiple series. The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares: Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class A shares, which are currently offered directly by the Funds and by broker-dealers and financial institutions that hold such shares for the benefit of their customers, employee benefit plans, and pension and profit-sharing plans. Class I Shares and Institutional Servicing Class Shares are offered through a separate prospectus to participants in the American Hospital Association Investment Program, member hospitals of the American Hospital Association ("AHA"), their affiliated organizations, insurance funds, and other organizations within the healthcare industry, as well as to employee benefit plans, and pension and profit-sharing plans of health-related and other companies.

         The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information ("SAI").

                     AHA LIMITED MATURITY FIXED INCOME FUND
                     --------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity. The investment objective of the Fund is fundamental and may not be changed by the board of directors of the Fund (the "Board of Directors") without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in (i) fixed income securities issued or guaranteed by the U.S. Government, its agents, instrumentalities, or sponsored enterprises, including U.S. Treasury bills, notes and bonds, and securities issued by Government National Mortgage Association, Federal National Mortgage Association and Freddie Mac, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Certain securities issued by U.S. Government sponsored entities are not issued or guaranteed by the United States Treasury, even though that entity may be chartered or sponsored by an Act of the U.S. Congress.

The dollar-weighted average maturity of the Fund is normally less than three years. In no event will the dollar-weighted average maturity of the Fund exceed five years. There is no limit on the maturities of individual securities. The Fund's Investment Manager determines which securities to purchase or sell and adjusts the Fund's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses. The Fund's Investment Manager may sell a security if the security's creditworthiness or rating has deteriorated. However, as long as a security continues to meet the Fund's other criteria, the Fund's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase. For the fiscal year ended June 30, 2004, the Fund's portfolio turnover rate was 98%.

For a more complete description of the securities in which the Fund may invest, please see "Additional Information About Fund Investments" in this Prospectus or "Investment Strategies" in the Fund's SAI.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are summarized below. There is no guarantee that the Fund will be able to achieve its investment objective. The value of your investment in the Fund will change, which means that you may lose money by investing in the Fund.

         CREDIT RISK. The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

         INTEREST RATE RISK. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

         PREPAYMENT RISK. The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

         MANAGEMENT RISK. The risk that the Investment Manager's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The Investment Manager's ability to choose suitable investments has a significant impact on the Fund's ability to achieve its investment objective.

         FREQUENT TRADING RISK. Frequent trading of investments usually increases the chance that certain of the Fund's shareholders might have to pay short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

         The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

         Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

YEAR-BY-YEAR TOTAL RETURNS (AS OF 12/31 EACH YEAR)
--------------------------
CLASS I SHARES1


[BAR CHART OMITTED PLOT POINTS FOLLOW]

1995 10.54%
1996  4.09%
1997  5.92%
1998  6.31%
1999  2.75%
2000  7.61%
2001  8.19%
2002  5.44%
2003  1.80%
2004  0.53%



During the periods included in this bar chart, the highest and lowest quarterly returns were 3.22% and -1.34%, respectively, for the quarters ended March 31, 1995 and June 30, 2004. The year-to-date total return as of March 31, 2005 was -0.22% for Class I Shares.

1 Because Class A Shares have been offered to the public for less than one calendar year, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A shares were initially offered on October 22, 2004. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

         The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2004. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

         After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)
----------------------------
CLASS I SHARES1 ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                              1 YEAR            5 YEARS          10 YEARS
                                                              ------            -------          --------
LIMITED MATURITY FIXED INCOME FUND
     Return Before Taxes                                       0.53%             4.67%             5.28%
     Return After Taxes on Distributions                      -0.32%             3.14%             3.31%
     Return After Taxes on Distributions
     and Sale of Fund Shares                                   0.37%             2.84%             3.18%

MERRILL LYNCH 1-3 YEAR TREASURY INDEX2                         0.90%             4.93%             5.72%

LEHMAN BROTHERS GOVERNMENT 1-3 YEAR INDEX2                     1.07%             5.11%             5.79%
(reflects no deduction for fees, expenses or taxes)

1 Because Class A Shares have been offered to the public for less than one calendar year, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A shares were initially offered on October 22, 2004. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

2 Performance was previously compared against the Lehman Brothers Government 1-3
  Year Index but was changed to the Merrill Lynch 1-3 Year Treasury Index because it is a more appropriate benchmark. The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. Lehman Brothers Government 1-3 Year Index is a trademark of Lehman Brothers, Inc.

                       AHA FULL MATURITY FIXED INCOME FUND
                       -----------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital. The investment objective of the Fund is fundamental and may not be changed by the Board of Directors without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment strategies to achieve the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of Moody's or S&P. The Fund may invest up to 20% of its total assets at the time of purchase in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Fund's Investment Managers determine are of comparable quality. Certain securities issued by U.S. Government sponsored entities are not issued or guaranteed by the United States Treasury, even though that entity may be chartered or sponsored by an Act of the U.S. Congress.

Although the Fund has no minimum or maximum maturity for the securities it may purchase, the maturity of the securities held by the Fund is generally between five and 11 years. For the year ended December 31, 2004, the Fund's average weighted maturity was 5.2 years. The Fund's Investment Managers may vary the average maturity of the Fund's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses. The Fund's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, so long as a security continues to meet the Fund's other criteria, the Fund's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase. For the fiscal year ended June 30, 2004, the Fund's portfolio turnover rate was 303%.

For a more complete description of the securities in which the Fund may invest, please see "Additional Information About Fund Investments" in this Prospectus or "Investment Strategies" in the Fund's SAI.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are summarized below. There is no guarantee that the Fund will be able to achieve its investment objective. The value of your investment in the Fund will change, which means that you may lose money by investing in the Fund.

         CREDIT RISK. The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

         INTEREST RATE RISK. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

         PREPAYMENT RISK. The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

         MANAGEMENT RISK. The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Fund uses multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         FREQUENT TRADING RISK. Frequent trading of investments usually increases the chance that certain of the Fund's shareholders might have to pay short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

         The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

         Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

YEAR-BY-YEAR TOTAL RETURNS (AS OF 12/31 EACH YEAR)
--------------------------
CLASS I SHARES1


[BAR CHART OMITTED PLOT POINTS FOLLOW]

1995  17.18%
1996   2.24%
1997   9.36%
1998   8.11%
1999  -1.48%
2000  10.72%
2001   7.97%
2002   8.84%
2003   4.62%
2004   3.77%


During the periods included in this bar chart, the highest and lowest quarterly returns were 5.88% and 3.11%, respectively, for the quarters ended June 30, 1995 and March 31, 1994. The year-to-date total return as of March 31, 2005 was -0.61% for Class I Shares.

1 Because Class A Shares have been offered to the public for less than a calendar year, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares were initially offered by the Fund on May 11, 2004. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

         The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2004. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

         After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)
----------------------------
CLASS I SHARES1
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                              1 YEAR            5 YEARS          10 YEARS
                                                              ------            -------          --------
FULL MATURITY FIXED INCOME FUND
     Return Before Taxes                                       3.77%            7.15%            7.02%
     Return After Taxes on Distributions                       2.30%            5.07%            4.64%
     Return After Taxes on Distributions
     and Sale of Fund Shares                                   2.61%            4.41%            4.27%

LEHMAN BROTHERS GOVERNMENT/CORPORATE2
     INTERMEDIATE TOTAL RETURN INDEX                           3.04%            7.22%            7.17%
LEHMAN BROTHERS AGGREGATE BOND INDEX2                          4.35%            7.72%            7.74%
(reflects no deduction for fees, expenses or taxes)

1 Because Class A Shares have been offered to the public for less than a calendar year, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares were initially offered on May 11, 2004. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

2 Performance was previously compared against the Lehman Brothers Aggregate Bond
  Index but was changed to the Lehman Brothers Government/Corporate Intermediate Total Return Index because it is a more appropriate benchmark. The Lehman Brothers Government/Corporate Intermediate Total Return Index is a total return index consisting of investment grade corporate debt issues, as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.

                                AHA BALANCED FUND
                                -----------------

INVESTMENT OBJECTIVE

The Fund seeks to provide a combination of growth of capital and income. The investment objective of the Fund is fundamental and may not be changed by the Board of Directors without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Fund's investment objective.

Under normal circumstances, the Fund invests no more than 75% of its net assets (at market value at the time of purchase) in common stocks of U.S. companies that the Fund's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. Fixed income investments will include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Fund has no restrictions on market capitalization.

The Fund's Investment Managers pursue the Fund's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Fund, the Fund's Investment Managers may vary the average maturity of the Fund's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Fund has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Fund, the investment strategies of the Fund's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

         o prices they believe are significantly below the intrinsic value of the company;

         o  favorable prospects for earnings growth;

         o  above average return on equity and dividend yield; and

         o  sound overall financial condition of the issuer.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses. An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified. For the fiscal year ended June 30, 2004, the Fund's portfolio turnover rate was 70%.

For a more complete description of the securities in which the Fund may invest, please see "Additional Information About Fund Investments" in this Prospectus or "Investment Strategies" in the Fund's SAI.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are summarized below. There is no guarantee that the Fund will be able to achieve its investment objective. The value of your investment in the Fund will change, which means that you may lose money by investing in the Fund.

         MARKET RISK. The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a section of the economy, or the market as a whole. Equity securities generally have greater price volatility in response to company, market, economic or other news than fixed income securities.

         COMMON STOCK RISK. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless.

         LARGE-SIZED COMPANY RISK. At times, the stocks of large-sized companies may lag the stocks of medium-sized and small-sized companies in performance because large-sized companies may respond more slowly to market changes and opportunities.

         MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms - meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

         SMALL-SIZED COMPANY RISK. Smaller companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management group and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

         CREDIT RISK. The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

         INTEREST RATE RISK. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

         PREPAYMENT RISK. The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

         MANAGEMENT RISK. The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on the Fund's ability to achieve its investment objective. The Fund uses multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         FREQUENT TRADING RISK. Frequent trading of investments usually increases the chance that certain of the Fund's shareholders might have to pay short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

         The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

         Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

YEAR-BY-YEAR TOTAL RETURNS (AS OF 12/31 EACH YEAR)
--------------------------
CLASS I SHARES1


[BAR CHART OMITTED PLOT POINTS FOLLOW]

1995  25.02%
1996  18.05%
1997  24.45%
1998   8.83%
1999  15.43%
2000   1.61%
2001   1.27%
2002 -11.18%
2003  19.36%
2004   9.95%

During the periods included in this bar chart, the highest and lowest quarterly returns were 12.71% and -9.96%, respectively, for the quarters ended December 31, 1998 and September 30, 2002. The year-to-date total return as of March 31, 2005 was 0.10% for Class I Shares.

1 Because Class A Shares have not been offered, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

         The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2004. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

         After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)
----------------------------
CLASS I SHARES1
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                              1 YEAR            5 YEARS          10 YEARS
                                                              ------            -------          --------
BALANCED FUND
     Return Before Taxes                                        9.95%              3.70%             10.72%
     Return After Taxes on Distributions                        9.38%              0.80%              6.91%
     Return After Taxes on Distributions
     and Sale of Fund Shares                                    6.40%              2.54%              6.98%

S&P 500(R)STOCK INDEX2                                         10.90%             -2.26%             12.10%
(reflects no deduction for fees, expenses or taxes)

LEHMAN BROTHERS AGGREGATE BOND INDEX2                           4.35%              7.72%              7.74%
(reflects no deduction for fees, expenses or taxes)

1 Because Class A Shares have not been offered, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the expenses of Class A Shares exceed those of the Class I Shares due to the distribution fee on Class A Shares, the average annual total return of Class A Shares is lower than the average annual total return of Class I Shares.

2 The S&P 500(R) Stock Index is a broad market-weighted average of U.S.
  blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc.

                           AHA DIVERSIFIED EQUITY FUND
                           ---------------------------

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth. The investment objective of the Fund is fundamental and may not be changed by the Board of Directors without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in common stocks of U.S. companies that are diversified among various industries and market sectors. The Fund may also invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P. The Fund has no restrictions on market capitalization.

The investment strategies of the Fund's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

         o prices they believe to be significantly below the intrinsic value of the company;

         o  favorable prospects for earnings growth;

         o  above average return on equity and dividend yield; and

         o  sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified.

For a more complete description of the securities in which the Fund may invest, please see "Additional Information About Fund Investments" in this Prospectus or "Investment Strategies" in the Fund's SAI.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are summarized below. There is no guarantee that the Fund will be able to achieve its investment objective. The value of your investment in the Fund will change, which means that you may lose money by investing in the Fund.

         MARKET RISK. The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a section of the economy, or the market as a whole. Equity securities generally have greater price volatility in response to company, market, economic or other news than fixed income securities.

         COMMON STOCK RISK. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless.

         LARGE-SIZED COMPANY RISK. At times, the stocks of large-sized companies may lag the stocks of medium-sized and small-sized companies in performance because large-sized companies may respond more slowly to market changes and opportunities.

         MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms - meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

         SMALL-SIZED COMPANY RISK. Smaller companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management group and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

         CREDIT RISK. The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

         INTEREST RATE RISK. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

         PREPAYMENT RISK. The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

         MANAGEMENT RISK. The risk that the Investment Manager's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The Investment Manager's ability to choose suitable investments has a significant impact on the Fund's ability to achieve its investment objective. The Fund uses multiple Investment Managers.

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

         The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

         Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

YEAR-BY-YEAR TOTAL RETURNS (AS OF 12/31 EACH YEAR)
--------------------------
CLASS A SHARES1


[BAR CHART OMITTED PLOT POINTS FOLLOW]

1995  33.73%
1996  23.35%
1997  33.64%
1998  16.67%
1999  20.98%
2000  -2.92%
2001  -2.05%
2002 -19.59%
2003  28.83%
2004  13.23%



During the periods included in this bar chart, the highest and lowest quarterly returns were 20.91% and -17.30%, respectively, for the quarters ended December 31, 1998 and September 30, 2002. The year-to-date total return as of March 31, 2005 was -0.42% for Class A Shares.

1 For each calendar year other than the calendar year ending December 31, 2003, the total returns shown for Class A shares are the returns of the Fund's Class I shares (the oldest existing Fund class). Class A shares were first offered by the Fund on December 30, 2002. For calendar years other than 2003, the total returns for Class A Shares would have had substantially similar to the Class I returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Class I shares.

         The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2004. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class A Shares. The Fund's "Return After

Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

         After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/04)
----------------------------
CLASS A SHARES1
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

--------------------------------------------------------------- --------------- --------------- ------------------

                                                                    1 YEAR         5 YEARS          10 YEARS
                                                                    ------         -------          --------
--------------------------------------------------------------- --------------- --------------- ------------------
DIVERSIFIED EQUITY FUND
--------------------------------------------------------------- --------------- --------------- ------------------
     Return Before Taxes                                            13.23%          2.32%            13.31%
--------------------------------------------------------------- --------------- --------------- ------------------
     Return After Taxes on Distributions                            13.16%          0.32%            10.89%
--------------------------------------------------------------- --------------- --------------- ------------------
     Return After Taxes on Distributions
--------------------------------------------------------------- --------------- --------------- ------------------
     and Sale of Fund Shares                                        8.69%           1.94%             8.48%
--------------------------------------------------------------- --------------- --------------- ------------------

--------------------------------------------------------------- --------------- --------------- ------------------
S&P 500(R)STOCK INDEX                                                10.90%          -2.26%           12.10%
--------------------------------------------------------------- --------------- --------------- ------------------
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------- --------------- --------------- ------------------

--------------------------------------------------------------- --------------- --------------- ------------------
RUSSELL 1000(R)VALUE INDEX                                           16.49%          5.27%            13.83%
--------------------------------------------------------------- --------------- --------------- ------------------
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------- --------------- --------------- ------------------

1 Class A is a newer class of shares. Class A shares were initially offered on December 30, 2002 and Class I shares were initially offered on October 20, 1988. The Class A performance information includes returns of the Fund's Class I shares (the oldest existing Fund class) for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class I shares and Class A shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A shares would have been lower.

2 The S&P 500(R) Stock Index is a broad market-weighted average of U.S.
  blue-chip companies. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. Russell 1000(R) Value Index is a registered trademark of The Frank Russell Company.

                      AHA SOCIALLY RESPONSIBLE EQUITY FUND
                      ------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth. The investment objective of the Fund is fundamental and may not be changed by the Board of Directors without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in common stocks of U.S. issuers that meet certain socially responsible criteria. The Fund invests in securities that have a market capitalization greater than $1 billion at the time of purchase.

The Fund invests with an investment process that considers the social profile of the company, both positive and negative, within the context of rigorous financial analysis. The Fund screens a company's involvement in tobacco, alcohol, gambling, abortion, weaponry, and nuclear power. See "Additional Information About Fund Investments - Investment Selection Process."

The Investment Manager may determine to sell a security when its target value is realized, the company has a deteriorating social profile, its financial fundamentals deteriorate, changing circumstances effect the original reasons for a security's purchase, or it identifies more attractive investment alternatives.

For a more complete description of the securities in which the Fund may invest, please see "Additional Information About Fund Investments" in this prospectus or "Investment Strategies" in the Fund's statement of additional information.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are summarized below. There is no guarantee that the Fund will be able to achieve its investment objective. The value of your investment in the Fund will change, which means that you may lose money by investing in the Fund.

         COMMON STOCK RISK. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless.

         LARGE-SIZED COMPANY RISK. At times, the stocks of large-sized companies may lag the stocks of medium-sized and small-sized companies in performance because large-sized companies may respond more slowly to market changes and opportunities.

         MEDIUM-SIZED COMPANY RISK. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms - meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

         MANAGEMENT RISK. The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on the Fund's ability to achieve its investment objective.

         MARKET RISK. The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a section of the economy, or the market as a whole. Equity securities generally have greater price volatility in response to company, market, economic or other news than fixed income securities.

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

Performance information for the Fund has not been presented because the Fund commenced operations on January 1, 2005 and therefore had not been in operation for a full calendar year as of the date of this prospectus.

                          ADDITIONAL INFORMATION ABOUT
                                FUND INVESTMENTS

         The investment objective of each Fund is fundamental and may not be changed by the board of directors of the Funds (the "Board of Directors") without shareholder approval.

                       NON-PRINCIPAL INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENTS

         During periods of adverse market or economic conditions, the Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may temporarily invest all or a substantial portion of their assets in investment-grade fixed income securities and money market instruments having one of the three highest ratings of Moody's or S&P, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives. In addition, fixed income securities face various risks, including credit risk (the issuer might not be able to meet its principal and/or interest payment obligations) or interest rate risk (the risk that changing interest rates may adversely affect its value).

PORTFOLIO TURNOVER

         There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Portfolio turnover may produce capital gains or losses that result in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduces a Fund's return. For the fiscal year ended June 30, 2004, the Diversified Equity Fund's portfolio turnover rate was 98%. It is estimated that the portfolio turnover rate of the Socially Responsible Equity Fund will not exceed 100%.

AHA SOCIALLY RESPONSIBLE EQUITY FUND

         In selecting investments, the Socially Responsible Equity Fund considers social criteria such as a company's community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights, and product safety. Using both quantitative and qualitative data, the Fund also evaluates a company's involvement in specific revenue-generating activities to determine whether the company's involvement was meaningful or simply incidental with respect to that activity.

         To evaluate a company's involvement in socially responsible activity, the Fund considers information provided by KLD Research & Analytics, Inc. or Investor Research Responsibility Center, as well as publicly available information. The Fund does not invest in a company that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether to consumers or the military), or that is involved in nuclear power. Because information on a company's involvement in those activities may not be publicly available, it is possible that the Fund's holdings may include a company that does not meet its criteria for socially responsible investing. When the Fund discovers that a holding does not meet its criteria for socially responsible investing, the Fund will divest that holding as soon as reasonably practicable.

         The Fund then applies vigorous valuation screens that identify companies for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy will typically emphasize securities that have one or more of the following characteristics:

         - Prices are believed to be significantly below the intrinsic value of the company

         -  Below average price to sales and price to cash flow ratios

         -  Sound balance sheet and overall condition of the company

         The Fund is authorized to change its strategy of normally investing at least 80% of its total assets in common stocks of U.S. issuers that meet certain social criteria without shareholder approval, although it currently does not intend to do so. The Fund will not change that strategy without providing shareholders at least 60 days' notice.

         The Socially Responsible Equity Fund may invest up to 15% of its total assets in sponsored American Depository Receipts (ADRs), although it currently does not intend to do so. ADRs may be more volatile than securities of U.S. issuers. To the extent that the Fund owns ADRs, the Fund is subject to (1) country risk, which is the chance that events, such as political upheaval, financial troubles, or natural disasters, will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

                                FEES AND EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES
----------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                      None

Maximum Deferred Sales Charge (Load)                                  None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None

Redemption Fee                                                        None

Exchange Fee                                                          None

ANNUAL FUND OPERATING EXPENSES1
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------------------------------------------
                                                                                                SOCIALLY
               EXPENSE                   LIMITED        FULL                   DIVERSIFIED    RESPONSIBLE
                                        MATURITY      MATURITY     BALANCED       EQUITY         EQUITY
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                           0.50%        0.50%        0.75%         0.75%          0.75%
------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES                 0.25%        0.25%        0.25%         0.25%          0.25%
------------------------------------------------------------------------------------------------------------
OTHER EXPENSES2                           0.25%        0.30%        0.33%         0.25%          0.29%4
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING               1.00%        1.05%        1.33%         1.25%          1.29%
   EXPENSES3
------------------------------------------------------------------------------------------------------------

1 Expenses have been restated to reflect current fees.

2 The Fund pays SEI Global Services, Inc., the Fund's administrator, an administrative services fee of 0.01% of the Fund's average daily net assets, which is included in "Other Expenses."

3 CCM Advisors, LLC ("CCM Advisors"), the Funds' investment adviser, has voluntarily undertaken to reimburse each Fund to the extent that the total operating expenses exceed the following levels as a percentage of average daily net assets: Limited Maturity, 1.25%; Full Maturity, 1.25%; Balanced, 1.75%; Diversified Equity, 1.50%; Socially Responsible Equity, 1.50%.

  CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking. When CCM Advisors has reimbursed a Fund for expenses that exceed the levels shown above, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years after the time the expense was incurred, to the extent this can be done without exceeding the expense limits.

4 Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur for the current fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that operating expenses remain the same. The example is for illustration only, your actual costs may be higher or lower then the amounts shown.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   SOCIALLY
TIME PERIOD                                LIMITED        FULL                    DIVERSIFIED     RESPONSIBLE
                                           MATURITY     MATURITY      BALANCED      EQUITY          EQUITY
-----------------------------------------------------------------------------------------------------------------
1 YEAR                                       $102         $107          $110         $127            $131
-----------------------------------------------------------------------------------------------------------------
3 YEARS                                      $318         $334          $343         $397            $409
-----------------------------------------------------------------------------------------------------------------
5 YEARS                                      $552         $579          $595         $686            $708
-----------------------------------------------------------------------------------------------------------------
10 YEARS                                    $1225         $1283        $1317         $1511           $1556
-----------------------------------------------------------------------------------------------------------------

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

         Shares of the Funds are bought and sold at net asset value on each day the New York Stock Exchange ("NYSE") is open for regular session trading, that is not a bank holiday. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Time.

         Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, an Investment Manager, in coordination with CCM Advisors, values securities at their fair value under the direction of and in accordance with procedures approved by the Fund's Board of Directors. An Investment Manager will also use fair-value pricing if the value of a security a Fund holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that the security's value will not be based on a quoted price, but on a price that reflects fair value of the security. The Board of Directors reviews all fair value determinations.

         As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

INVESTMENT MINIMUMS

         The minimum initial investment in each Fund is $1,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Funds may accept investments of smaller amounts at their discretion.

HOW TO BUY SHARES

         You may purchase shares on any day that the NYSE is open for regular session trading that is not a bank holiday. There are three ways to purchase shares of the Fund:

-------------------------------------------------------------------------------------------------------------------------------
                                                                   BY MAIL
-------------------------------------------------------------------------------------------------------------------------------
  TO OPEN AN ACCOUNT:                                                  TO ADD TO AN ACCOUNT:
  -------------------                                                  ---------------------
  Complete and sign an application.
                                                                       Make your check payable to the Fund in which you
  Make your check payable to the Fund in which you choose to           choose to invest.  The check must be drawn on a U.S.
  invest.  The check must be drawn on a U.S. bank and                  bank.  The Funds will not accept third-party

  payable in U.S. dollars.  You will be required to include            checks.
  your full name, permanent street address, date of birth
  and taxpayer identification number.                                  Please include your account number on the check and
                                                                       send your check to:
  Send your completed application and check to:
  Regular Mail:                                                        Regular Mail:

               AHA Investment Funds, Inc.                                        AHA Investment Funds, Inc.
               P.O. Box 446                                                      P.O. Box 446
               Portland, ME  04112                                               Portland, ME  04112


  Overnight Delivery                                                   Overnight Delivery
               AHA Investment Funds, Inc.                                        AHA Investment Funds, Inc.
               Two Portland Square                                               Two Portland Square
               Portland, ME  04101                                               Portland, ME  04101
------------------------------------------------------------------ ------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                         BY BANK WIRE
-------------------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                                TO ADD TO AN ACCOUNT:

If you are making an initial investment in a Fund, before you      If you wish to add to an account by fed wire, call the
wire funds, please contact the Fund at 1-800-445-1341 to make      Funds at 1-800-445-1341, during business hours, to advise
arrangements with a telephone service representative to submit     of your intent to wire funds.  This will ensure prompt and
your completed application via mail, overnight delivery, or        accurate credit to your account upon receipt of your wire.
facsimile.  Upon receipt of your application, your account will
be established and a service representative will contact you       You may also make additional purchases via Electronic
within 24 hours to provide an account number and wiring            Funds Transfer from your checking/savings account, if you
instructions.  You may then contact your bank to initiate the      elected the option on your account application.  In order
wire using the following wire instructions:                        to participate in this option, your bank must be a member
                                                                   of the Automated Clearing House (ACH) network.
             Citibank, N.A.
             New York, NY                                          Amounts sent by wire or electronic funds must be received
             ABA #021000089                                        by 4:00 p.m. (Eastern Time) in order to buy shares that
                                                                   day.
    For Credit To:  Forum Shareholder Services
    Account Number:  30576692
    Further Credit:  Mutual Fund Name
    Shareholder name and account number
-------------------------------------------------------------------------------------------------------------------------------

The Funds do not impose charges for wire services, but your bank may impose such charges.

The Fund and Citigroup are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire
System, or from incomplete wiring instructions.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact your financial institution or financial professional for more information.

If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

o As long as the Funds, or the Funds' agent, receive your purchase order in good order before the close of regular session trading on the NYSE (generally 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's net asset value. To ensure that your request is in good order, follow the directions for purchasing shares under "How to Buy Shares."

o You will begin earning dividends on the next business day after your purchase order is executed.

o The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance (See "Policy on Trading of Fund Shares") or as described below under "Anti-Money Laundering Compliance." The Funds will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase request.

o The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

o The transfer agent may charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

o You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

o The Funds will not issue share certificates (although share certificates have been issued in the past).

HOW TO EXCHANGE SHARES

         Shares of any Fund may be exchanged for the same class of shares of any other Fund. Shares may only be exchanged between identically registered accounts. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use.

         If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:

--------------------------------------------------------------------------------
                                     BY MAIL
--------------------------------------------------------------------------------
Send a written request using the procedures for written redemption requests below.

No signature guarantee is required.

If you were issued certificates for the shares being exchanged, the signed certificates and completed stock power form must accompany your written request.

                                   For further information call: 1-800-445-1341.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BY TELEPHONE
--------------------------------------------------------------------------------
You must request telephone exchange privileges on your initial account application.

To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

                           AHA Investment Funds, Inc.
                                  P.O. Box 446
                               Portland, ME 04112

To request an exchange, call: 1-800-445-1341

Shares exchanged by telephone must have a value of $1,000 or more.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact your financial institution or financial professional for more information.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

         Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may limit the number of exchanges between Funds, modify or discontinue the exchange privilege and impose fees for its use upon not less than sixty days written notice to shareholders. (See "Policy on Trading of Fund Shares").

HOW TO SELL SHARES

         You may redeem some or all of your shares on any day the NYSE is open for regular session trading and that is not a bank holiday. The Funds ordinarily pay redemption proceeds on the business day following the sale for your shares. However, the Funds reserve the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account.

         There are three ways to redeem your shares:

--------------------------------------------------------------------------------
                                     BY MAIL
--------------------------------------------------------------------------------
Complete a written redemption request that includes:

         o  the Fund's name;

         o  your account number;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         o  each account owner's name and address;

         o  the dollar amount or number of shares to be sold; and

         o  the signature of each owner as it appears on the account.

Send the written request to:

  Regular Mail:                                       Overnight Delivery:

  AHA Investment Funds, Inc.                          AHA Investment Funds, Inc.
  P.O. Box 446                                        Two Portland Square
  Portland, ME  04112                                 Portland, ME  04101

If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BY TELEPHONE
--------------------------------------------------------------------------------
You must make arrangements to redeem by telephone prior to the redemption. Please call 1-800-445-1341 for more information or to redeem during regular business hours.

Please be sure to furnish your taxpayer identification number.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact your financial institution or financial professional for more information.

Redemption requests must be received by your financial institution or financial professional before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT SELLING SHARES

o As long as the Funds, or the Funds' agent, receive your redemption request in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), your shares will be sold at that day's net asset value. A redemption request is in good order if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's net asset value. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

o Shares generally continue earning dividends until the next business day after your trade date.

o If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption or exchange request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

o The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established, and if you wish to redeem share certificates that were previously issued.

o Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

o Generally, payment of redemption proceeds will be made to you or sent to your pre-authorized bank account on the day following your redemption. However, the Funds reserve the right to send payment within seven days of your request. Additionally, if you have recently purchased shares by check, a Fund may withhold redemption process until it is reasonably satisfied that it has received payment, which may take up to 15 days from the date of purchase.

o The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

o The Funds reserve the right to pay redemptions "in kind" - payment of liquid portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

         You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

         During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at Two Portland Square, Portland, ME 04101

POLICY ON TRADING OF FUND SHARES

         The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Purchases and exchanges should be made with a view to long-term investment purposes only. Short-term or market timing trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of shares held by long-term shareholders. Such trading may also require a fund to sell securities to meet redemptions which could cause taxable events that impact shareholders. The Funds' Board of Directors has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

         The Funds attempt to deter and prevent market timing and other short-term trading practices. For example, if a Fund detects that a shareholder has conducted more than four "round trips" in a Fund in a calendar year, the Fund will reject the shareholder's future purchase orders. For these purposes, a "round trip" is a purchase into a Fund followed by a redemption.

         Each Fund reserves the right to reject, restrict or cancel, without prior notice, any purchase or exchange purchase order received by the Fund within one business day of receiving the order, including orders from retirement plan participants and orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines, in its sole discretion, not to be in the best interest of the Fund. If a Fund rejects, restricts or cancels a purchase or exchange purchase order before the funds are invested in the Fund, the Fund will return to the shareholder the full amount of the order submitted by the shareholder. If a Fund rejects, restricts or cancels a purchase or exchange purchase order after the funds are invested in the Fund, the shareholder's order will be redeemed and returned to the shareholder at the Fund's NAV calculated on the day of the cancellation. The Funds believe that short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders (except for emergency circumstances).

         Intermediary accounts often include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate short-term trading. In addition, those investors who engage in short-term trading may employ a variety of techniques to avoid detection. Despite the Funds' best efforts to prevent short-term trading in the Funds, there can be no assurance that the Funds will be able to identify all of those who engage in short-term trading and curtail their trading in every instance.

         Because the Funds believe that short-term trading is not in the best interest of the Funds or their shareholders, intermediaries have a duty to take an active role in identifying and restricting shareholders who may be engaged in short-term trading of Fund shares. Although the

Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

         The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including but not limited to the purchase of shares and the use of the telephone exchange privilege.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

         The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

LOST ACCOUNTS

         The Funds will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Funds determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Funds will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

ANTI-MONEY LAUNDERING COMPLIANCE

         The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Funds' inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 1-800-445-1341.

         After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a drivers license or other state identification card for an individual or a business license for an entity, to verify your identity. Certain types of accounts are exempt from the verification requirements. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

         If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

REPORTING TO SHAREHOLDERS

         To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-445-1341, if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DISTRIBUTION AND SERVICE FEES

         The Funds' distributor is SEI Investments Distribution Co. (the "Distributor"). The Distributor, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, is a broker-dealer registered with the Securities and Exchange Commission.

         The Class A Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The distribution fee may equal up to 0.25% of the average net assets of the Class A Shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS DISCLOSURE

         For a discussion of the Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Funds' Statement of Additional Information. Each Fund makes its top ten holdings available on a quarterly basis on the Funds' website at

WWW.AHAFUNDS.ORG generally within 10 business days after the end of the quarter to which the information applies.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

         CCM Advisors serves as each Fund's investment adviser. Subject to the supervision of the Board of Directors, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of each Fund, including monitoring the performance of each Fund's Investment Manager(s). CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.

         CCM Advisors is majority-owned by Convergent Capital Management LLC ("CCM"), which in turn is majority-owned by City National Corporation. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates.

         Each Fund pays a management fee to CCM Advisors determined as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Out of the advisory fees that it receives from each Fund, CCM Advisors pays each Fund's Investment Manager for its sub-advisory services. The following chart shows the investment advisory fees paid by each Fund as a percentage of a Fund's average daily net assets, for the fiscal year ended June 30, 2004:

         LIMITED MATURITY FIXED INCOME FUND          0.50%
         FULL MATURITY FIXED INCOME FUND             0.50%
         BALANCED FUND                               0.75%
         DIVERSIFIED EQUITY FUND                     0.75%

         Socially Responsible Equity Fund commenced operations on January 1, 2005 and pays an annual management fee of 0.75% of that Fund's average daily net assets.

INVESTMENT MANAGERS

         CCM Advisors is responsible for the evaluation, selection and monitoring of each Fund's Investment Manager(s). CCM Advisors selects Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Fund are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

         The Investment Managers manage each Fund's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Subject to the oversight of CCM Advisors and the Board of Directors, the Investment Managers have complete discretion as to the purchase and sale of investments for the Funds consistent with each Fund's investment objective, policies and restrictions.

         Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend portfolio management agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the Fund's shareholders. The exemptive order also permits the Funds to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and
(b) aggregate fees paid to unaffiliated Investment Managers. If a Fund employs an Investment Manager affiliated with CCM Advisors, the Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Fund with an information statement about the new Investment Manager and Investment Sub-advisory Agreement. Any changes to the investment advisory contract between the Funds and CCM Advisors will still require shareholder approval.

         CCM Advisors has ultimate responsibility, subject to oversight of the Board of Directors, to oversee each investment manager and recommend its hiring, termination and replacement.

LIMITED MATURITY FIXED INCOME FUND
----------------------------------

         The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Fund. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans.

         The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Fund:

         ------------------------------ -------------------- ----------------------------------------------------
                    MANAGER               LENGTH OF                 PROFESSIONAL EXPERIENCE
                                           SERVICE                   (FOR THE PAST 5 YEARS)
         ------------------------------ -------------------- ----------------------------------------------------
         Jean M. Clark                  Since 1991           Senior Vice President / Portfolio Manager,
                                                             Patterson.
         ------------------------------ -------------------- ----------------------------------------------------
         Joseph B. Patterson            Since 1998           President, Chief Investment Strategist, Patterson.
         ------------------------------ -------------------- ----------------------------------------------------

FULL MATURITY FIXED INCOME FUND

         Baird Advisors and Western Asset Management Company ("Western") serve as Investment Managers to the Full Maturity Fixed Income Fund. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert W. Baird & Co., Inc. ("Baird"). Baird provides management services to pension plans, non-profit organizations and individuals.

         The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Fund:

         ------------------------------ -------------------- ----------------------------------------------------
                    MANAGER              LENGTH OF                         PROFESSIONAL EXPERIENCE
                                          SERVICE                         (FOR THE PAST FIVE YEARS)
         ------------------------------ -------------------- ----------------------------------------------------
         Gary A. Elfe                   Since 2000           Managing Director, Senior Portfolio Manager, Baird
                                                             Advisors (since 2000); prior thereto, Senior Vice
                                                             President, Senior Portfolio Manager, Firstar
                                                             Investment Research & Management Company, LLC
                                                             (1978 - 2000).
         ------------------------------ -------------------- ----------------------------------------------------
         Daniel A. Tranchita            Since 2000           Senior Vice President, Senior Portfolio Manager,
                                                             Baird Advisors; prior thereto, Senior Vice
                                                             President, Senior Portfolio Manager, Firstar
                                                             Investment Research & Management Company, LLC
                                                             (1989 - 2000).
         ------------------------------ -------------------- ----------------------------------------------------

         Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Full Maturity Fixed Income. All portfolios are managed on a team basis. The core investment team at Western has been together for 11 years. The average experience of the portfolio management group is 13 years.

         The following individual at Western is primarily responsible for the Full Maturity Fixed Income Fund:

         ------------------------------ -------------------- ----------------------------------------------------
                    MANAGER              LENGTH OF                         PROFESSIONAL EXPERIENCE
                                          SERVICE                         (FOR THE PAST FIVE YEARS)
         ------------------------------ -------------------- ----------------------------------------------------
         Edward M. Moody                Since 2000           Portfolio Manager, Western (since 1985).
         ------------------------------ -------------------- ----------------------------------------------------

BALANCED FUND
-------------

         Baird Advisors serves as Investment Manager to the fixed income portion of the Balanced Fund. Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the equity portion of the Balanced Fund. See the descriptions under the Full Maturity Fixed Income Fund for information regarding Baird Advisors and the individuals at Baird Advisors who share primary responsibility for the fixed income portion of the Balanced Fund.

         Cambiar Investors, Inc. ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206 and until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual. Cambiar was organized in

1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals.

         The following individuals at Cambiar share primary responsibility for the Balanced Fund:

         ------------------------------ -------------------- ----------------------------------------------------
                    MANAGER              LENGTH OF                         PROFESSIONAL EXPERIENCE
                                          SERVICE                         (FOR THE PAST FIVE YEARS)
         ------------------------------ -------------------- ----------------------------------------------------
         Brian M. Barish                Since 1997           President and Treasurer (since Feb. 2000),
                                                             Director of Research (since Jan. 1999); Portfolio
                                                             Manager (since Feb. 1997), Senior Vice President
                                                             (Jan. 1999 - Jan. 2000), Vice President and
                                                             Analyst (Feb. 1997 - Dec. 1998), Cambiar; prior
                                                             thereto, Vice President of Investment Research,
                                                             Lazard Freres & Co. LLC.
         ------------------------------ -------------------- ----------------------------------------------------
         Ania A. Aldrich                Since 1999           Vice President and Portfolio Manager, Cambiar
                                                             (since 1999); prior thereto, Global Equity
                                                             Analyst, Bankers Trust Company.
         ------------------------------ -------------------- ----------------------------------------------------
         Maria L. Azari                 Since 1998           Vice President and Portfolio Manager (since 1999),
                                                             Securities Analyst (since 1997), Cambiar; prior
                                                             thereto Investment Analyst, Eaton Vance.
         ------------------------------ -------------------- ----------------------------------------------------
         Michael J. Gardner             Since 1999           Vice President and Portfolio Manager, Cambiar
                                                             (since 1995); prior thereto, Investment Analyst,
                                                             Simmons & Co.
         ------------------------------ -------------------- ----------------------------------------------------

         Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations.

         The following individuals at Freeman share primary responsibility for the Balanced Fund:

         ------------------------------ -------------------- ----------------------------------------------------
                    MANAGER              LENGTH OF                         PROFESSIONAL EXPERIENCE
                                          SERVICE                         (FOR THE PAST FIVE YEARS)
         ------------------------------ -------------------- ----------------------------------------------------
         John D. Freeman                Since 1996           President, Freeman (since 1996); prior thereto,
                                                             Portfolio Manager, Martingale Asset Management.
         ------------------------------ -------------------- ----------------------------------------------------
         Jeffrey Norman                 Since 1999           Executive Vice President (since 1999), Freeman;
                                                             Risk Manager, ZAIS Group) (1997-1999); prior
                                                             thereto, Risk Manager, Trader, Mariner Investment
                                                             Group.
         ------------------------------ -------------------- ----------------------------------------------------

DIVERSIFIED EQUITY FUND
-----------------------

         Cambiar and Freeman serve as Investment Managers to the Diversified Equity Fund. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Fund.

SOCIALLY RESPONSIBLE EQUITY FUND
--------------------------------

         SKBA Capital Management, LLC ("SKBA") serves as the Investment Manager to the Fund. SKBA is located at 44 Montgomery Street, San Francisco, California 94104, and is indirectly majority owned by CCM. SKBA provides investment advisory services to a variety of clients.

         The following individuals at SKBA share primary responsibility for the
Fund:

        ----------------------------------- -------------------------------- ---------------------------------
                                                                              PROFESSIONAL EXPERIENCE
                     MANAGER                       LENGTH OF SERVICE             (FOR PAST 5 YEARS)
                     -------                       -----------------             ------------------
        ----------------------------------- -------------------------------- ---------------------------------
        Kenneth J. Kaplan, CFA              Since 1989                        Chairman & Chief Executive
                                                                              Officer of SKBA since 2000
                                                                              and Senior Vice President
                                                                              and Director Institutional
                                                                              Portfolio Management as of
                                                                              1999
        ----------------------------------- -------------------------------- ---------------------------------
        Andrew W. Bischel, CFA              Since 1989                        President & Chief Investment
                                                                              Officer of SKBA since 2000 and
                                                                              Director of Investments as of
                                                                              1999
        ----------------------------------- -------------------------------- ---------------------------------
        Josh J. Rothe                       Since 1994                        Senior Securities Analyst and
                                                                              Portfolio Manager of SKBA
        ----------------------------------- -------------------------------- ---------------------------------
        Matthew D. Zuck, CFA                Since 2001                        Senior Securities Analyst and
                                                                              Portfolio Manager of SKBA
                                                                              since 2001; prior thereto,
                                                                              Senior Consultant, FactSet
                                                                              Data Systems (1999-2000)
        ----------------------------------- -------------------------------- ---------------------------------
        Shelley H. Mann                     Since 1989                        Director of Trading of SKBA
        ----------------------------------- -------------------------------- ---------------------------------

         SKBA and CCM have entered into an arrangement whereby CCM will permit SKBA to utilize certain of CCM's employees to market SKBA's products and services. At least one of those CCM employees is an officer of the Fund. CCM and SKBA have agreed that SKBA shall make no direct cash payment to CCM for the use of the CCM employees. Because of the relationship between CCM, CCM Advisors and SKBA, any referral of business to SKBA as a result of the efforts of CCM's employees, including the recommendation by CCM Advisors to the Fund's Board of Directors that SKBA be retained as the Fund's Investment Manager, may directly or indirectly benefit CCM, as well as those employees.

         See "Prior Performance of SKBA" in this Prospectus for information on SKBA's investment performance. This information is provided to illustrate SKBA's prior performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

         CCM Advisors will pay SKBA an annual fee based on the Fund's average daily net assets. That fee will be equivalent to 0.25% of the Fund's average daily net assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:

   DECLARED                     PAYABLE                                         FUNDS
   --------                     -------                                         -----

Monthly         End of each month.                         Limited Maturity Fixed Income Fund and
                                                           Full Maturity Fixed Income Fund

Quarterly       Mid - March, June, September, and          Balanced Fund; Diversified Equity Fund and
                December                                   Socially Responsible Equity Fund

         A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

TAXES

         The discussion below regarding current federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

         The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

         o The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

         o Distributions declared in October, November or December -- if paid to you by the end of the following January--are taxable for federal income tax purposes as if received in December.

         o Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes, unless such dividends are "qualified dividend income" (as defined below) eligible for a reduced rate of tax. A Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.

         o The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum rate of tax on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum rate of tax on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements. In the case of the Funds, each of which qualifies as a regulated investment company for tax purposes, the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

         o Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

      By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

         o  provide us with your correct taxpayer identification;

         o  certify that your taxpayer identification is correct;

         o  certify that you are a U.S. person; and

         o  confirm that you are not subject to backup withholding.

         The backup withholding percentage is currently 28%.

         The Fund must withhold taxes from your account if the IRS instructs us to do so.

         If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions until you provide us with a valid mailing address.

FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for the last five years as it relates to Class I Shares (not Institutional Servicing Class Shares) of the Funds whose Class A Shares have been offered for less than a calendar year, including Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, and Balanced Fund. Financial performance information for Class A Shares is included for Diversified Equity Fund and Full Maturity Fixed Income Fund, which initially issued Class A Shares on December 30, 2002 and May 11, 2004, respectively. Certain information reflects financial results for a single Class A Share. Because Institutional Servicing Class Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. With the exception of the period of July 1 through December 31, 2004, this information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual and semi-annual reports, which are available upon request. For each year shown, all information is for the fiscal year ended June 30. Information is not presented for the Socially Responsible Equity Fund, which commenced operations on January 1, 2005.

             AHA LIMITED MATURITY FIXED INCOME FUND - CLASS I SHARES

                                                           SIX MONTHS
                                                             ENDED
                                                          DECEMBER 31,
                                                              2004                      FOR THE PERIOD ENDED JUNE 30
                                                          (unaudited)
                                                          -----------------------------------------------------------------------
PER SHARE DATA (1)(6)                                                      2004        2003       2002          2001      2000
                                                                         --------    -------    -------       -------    -------
NET ASSET VALUE
         BEGINNING OF PERIOD ...........................  $  10.68       $  10.86    $ 10.65    $ 10.43       $ 10.11    $ 10.20

Income from Investment Operations:
         Net investment income .........................      0.11           0.18       0.28       0.44          0.63       0.58
         Net realized and unrealized
             gain (loss) on investments ................     (0.01)         (0.18)      0.21       0.22          0.32      (0.09)
                                                          --------       --------    -------    -------       -------    -------
                TOTAL GAIN FROM INVESTMENT OPERATIONS...
                                                             (0.10)          0.00       0.49       0.66          0.95       0.49
                                                          --------       --------    -------    -------       -------    -------
Less Distributions:
         From net investment income ....................     (0.11)         (0.18)     (0.28)     (0.44)        (0.63)     (0.58)
         From realized gains ...........................     (0.01)         --         --         --            --         --
                Total distributions ....................     (0.12)         (0.18)     (0.28)     (0.44)        (0.63)     (0.58)
NET ASSET VALUE, END OF PERIOD .........................  $  10.66       $  10.68    $ 10.86    $ 10.65       $ 10.43    $ 10.11
                                                          --------       --------    -------    -------       -------    -------
Total Return on Net Asset Value (2) ....................      0.92%(7)      (0.05)%     4.65%      6.16%         9.17%      4.37%
 SUPPLEMENTAL DATA AND RATIOS(6):
         Net assets, end of period (000's) .............  $149,160       $159,949    $96,605    $85,644       $51,076    $85,813
         Ratio of net operating expenses
             to average net assets (3)(4)
             Before waivers and recoveries .............      0.74%(8)       0.73%      0.83%      0.78%         0.24%      0.14%
             After waivers and recoveries ..............      0.74%(8)       0.73%      0.85%      0.76%         0.24%      0.14%
         Program service fee (4) .......................       N/A            N/A        N/A       0.13%         0.50%      0.50%
         Ratio of investment income
             to average net assets(3) ..................      1.94%(8)       1.65%      2.58%      4.00%         6.50%      5.86%
         Portfolio turnover rate(9) ....................     54.50%         97.66%       N/A      60.24%(5)    189.31%    161.89%

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(3) Ratios include all management fees and expenses except for the program service fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).
(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(7) Not annualized.
(8) Annualized.
(9) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

             AHA LIMITED MATURITY FIXED INCOME FUND - CLASS A SHARES

                                                    FOR THE PERIOD
                                                  OCTOBER 22, 2004* -
                                                   DECEMBER 31, 2004
                                             ------------------------------
PER SHARE DATA (1)

NET ASSET VALUE
         BEGINNING OF PERIOD .....................     $    10.77
                                                       ----------
Income from Investment Operations:

         Net investment income(5) ................           0.03
         Net realized and unrealized .............          (0.07)
                                                       ----------
             gain (loss) on investments...........
                  TOTAL GAIN (LOSS) FROM
                       INVESTMENT
                       OPERATIONS ................           0.04
                                                       ----------
Less Distributions:
         From net investment income ..............          (0.05)
         From realized gains .....................          --
                                                       ----------
                  Total distributions ............          (0.01)
                                                       ----------
NET ASSET VALUE, END OF PERIOD ...................     $    10.67
                                                       ==========

Total Return on Net Asset Value ..................      (0.37)%(2)
 SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period ...............     $      203
         (000's)
         Ratio of net operating expenses
             to ..................................        0.97%(3)
             average net assets

         Ratio of investment income
             to average net assets ...............        1.70%(3)

         Portfolio turnover rate (4) .............          54.50%

--------------------------------------------------------------------------------

*   Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Not annualized.
(3) Annualized.
(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

              AHA FULL MATURITY FIXED INCOME FUND - CLASS I SHARES

                                           SIX MONTHS ENDED
                                           DECEMBER 31, 2004
                                             (unaudited)                      FOR THE PERIOD ENDED JUNE 30
                                          ----------------------------------------------------------------------------------
PER SHARE DATA (1)(7)                                            2004        2003        2002          2001       2000
                                                               -------      -------    -------       -------    -------
NET ASSET VALUE
         BEGINNING OF PERIOD...............     $ 10.39        $ 10.87      $ 10.34    $ 10.10       $  9.68    $  9.85
                                                -------        -------      -------    -------       -------    -------
Income from Investment Operations:
         Net investment income ............        0.19(2)        0.36(2)      0.49       0.52          0.63       0.64

         Net realized and unrealized
         gain (loss) on investments .......        0.20          (0.36)        0.53       0.24          0.42      (0.17)
                                                -------        -------      -------    -------       -------    -------
                  TOTAL GAIN FROM
                       INVESTMENT
                       OPERATIONS .........        0.39           0.00         1.02       0.76          1.05       0.47
                                                -------        -------      -------    -------       -------    -------
Less Distributions:
         From net investment income .......       (0.20)         (0.39)       (0.49)     (0.52)        (0.63)     (0.64)
         From realized gains ..............       (0.09)         (0.09)       --         --            --         --
                                                -------        -------      -------    -------       -------    -------
                  Total distributions .....       (0.29)         (0.48)       (0.49)     (0.52)        (0.63)     (0.64)
NET ASSET VALUE, END OF PERIOD ............     $ 10.49        $ 10.39      $ 10.87    $ 10.34       $ 10.10    $  9.68
                                                -------        -------      -------    -------       -------    -------
Total Return on Net Asset Value (3) .......        3.77%(9)       0.08%       10.06%      7.40%        10.61%      4.41%
 SUPPLEMENTAL DATA AND RATIOS(7):
         Net assets, end of period
         (000's) ..........................     $30,516        $28,958      $31,264    $38,267       $38,540    $78,188

         Ratio of net operating
             expenses to
             average net assets (4)(5)
             Before waivers and
             recoveries ...................        0.94%(10)      0.98%        1.29%      1.08%         0.31%      0.17%
             After waivers and ............        1.00%          1.00%        1.00%      0.76%         0.31%      0.17%
             recoveries

         Program service fee (5) ..........         N/A            N/A          N/A       0.17%         0.50%      0.50%

         Ratio of investment income
             to average net assets(4) .....        3.67%(10)      3.40%        4.51%      5.09%         6.74%      6.55%

         Portfolio turnover rate(8) .......       50.52%        302.49%        N/A       99.46%(6)    236.10%    211.40%

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(4) Ratios include all management fees and expenses except for the program service fee.
(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.

(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).
(7) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(8) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(9)  Not annualized.
(10) Annualized.

              AHA FULL MATURITY FIXED INCOME FUND - CLASS A SHARES

                                                  SIX MONTHS ENDED                 FOR THE PERIOD
                                                  DECEMBER 31, 2004               MAY 11, 2004* -
                                                     (unaudited)                   JUNE 30, 2004
                                                  -----------------               ---------------
PER SHARE DATA (1)

NET ASSET VALUE
         BEGINNING OF PERIOD......................      $10.39                          $10.32
                                                        ------                          ------
Income from Investment Operations:

         Net investment income....................        0.18(5)                         0.04
         Net realized and unrealized
             gain (loss) on investments...........        0.20                            0.09
                                                          ----                            ----
                  TOTAL GAIN (LOSS) FROM
                       INVESTMENT
                       OPERATIONS.................        0.38                            0.13
                                                          ----                            ----
Less Distributions:
         From net investment income...............       (0.18)                         (0.06)
         From realized gains......................       (0.09)                             --
                                                         ------                             --
                  Total distributions.............       (0.27)                         (0.06)
                                                                                        ------
NET ASSET VALUE, END OF PERIOD....................      $10.50                          $10.39
                                                        ======                          ======

Total Return on Net Asset Value ..................        3.75%(2)                     1.29%(2)
 SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period (000's)........        $109                            $104

         Ratio of net operating expenses to
             average net assets:
             Before expense recoveries............        1.19%(3)                     1.15%(3)
             After expense recoveries.............        1.25%(3)                     1.25%(3)

         Ratio of investment income
             to average net assets................        3.42%(3)                     3.27%(3)

         Portfolio turnover rate (4)..............       50.52%                         302.49%

--------------------------------------------------------------------------------

*    Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)  Not annualized.
(3)  Annualized.
(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The turnover rate presented is for the Fund for the year ended June 30, 2004.
(5) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       AHA BALANCED FUND - CLASS I SHARES

                                                       SIX MONTHS
                                                          ENDED                 FOR THE PERIOD ENDED JUNE 30
                                                       DECEMBER 31,
                                                           2004
                                                        (unaudited)
PER SHARE DATA (1)(7)                                  ------------      2004     2003       2002       2001      2000
                                                                        -----     -----      -----     ------    ------
NET ASSET VALUE
         BEGINNING OF PERIOD......................        $8.98         $8.03     $8.03      $9.17     $12.44    $14.69
                                                          -----         -----     -----      -----     ------    ------
Income from Investment Operations:

         Net investment income....................         0.08        0.10(2)     0.11       0.12       0.45      0.37


         Net realized and unrealized
                 gain (loss) on investments.......         0.54          0.97        --      (0.72)      0.16      0.26
                                                          -----         -----     -----      -----     ------    ------
                  TOTAL GAIN (LOSS) FROM
                       INVESTMENT OPERATIONS......         0.62          1.07      0.11      (0.60)      0.61      0.63
                                                          -----         -----     -----      -----     ------    ------
Less Distributions:

         From net investment income...............        (0.08)        (0.12)    (0.11)     (0.12)     (0.36)    (0.37)

         From realized gains......................           --            --        --      (0.42)     (3.52)    (2.51)
                                                          -----         -----     -----      -----     ------    ------

                  Total distributions.............        (0.08)        (0.12)    (0.11)     (0.54)     (3.88)    (2.88)
                                                          -----         -----     -----      -----     ------    ------

NET ASSET VALUE, END OF PERIOD....................        $9.52         $8.98     $8.03      $8.03      $9.17    $12.44
                                                          -----         -----     -----      -----     ------    ------

Total Return on Net Asset Value (3)...............      6.94%(8)       13.41%     1.40%    (6.94)%      6.21%     3.99%
 SUPPLEMENTAL DATA AND RATIOS(7):

         Net assets, end of period (000's)........      $17,898       $16,930 $  18,615    $23,375    $23,591   $48,936
         Ratio of net operating expenses to
             average net assets (4)(5)
             Before waivers and recoveries........      1.24%(9)        1.31%     1.81%      1.64%      0.46%     0.24%
             After waivers and recoveries.........      1.41%(9)        1.50%     1.50%      1.13%      0.46%     0.24%

         Program service fee (5) .................        N/A            N/A       N/A       0.24%      0.75%     0.75%

         Ratio of investment income
             to average net assets  (4)...........
                                                          1.73%         1.14%     1.43%      1.42%      2.66%     2.59%

         Portfolio turnover rate..................       36.19%        69.85%      N/A    80.33%(6)   220.34%   169.10%

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(4) Ratios include all management fees and expenses except for the program service fee.

(5) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.
(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).
(7) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(8)  Not annualized.
(9)  Annualized.

                  AHA DIVERSIFIED EQUITY FUND - CLASS I SHARES

                                                        SIX MONTHS
                                                           ENDED                   FOR THE PERIOD ENDED JUNE 30
                                                       DECEMBER 31,
                                                           2004
                                                        (unaudited)
                                                  -----------------------------------------------------------------------
PER SHARE DATA (1)(6)                                                    2004       2003      2002       2001      2000
                                                                        ------     ------    ------     ------    ------
NET ASSET VALUE
         BEGINNING OF PERIOD......................          $15.39      $12.74     $13.08    $15.90     $21.04    $22.15
                                                            ------      ------     ------    ------     ------    ------
Income from Investment Operations:

         Net investment income....................            0.08        0.10       0.08      0.10       0.26      0.24
         Net realized and unrealized
             gain (loss) on investments...........            1.26        2.65     (0.34)    (2.01)     (0.21)      1.05
                                                            ------      ------     ------    ------     ------    ------
                  TOTAL GAIN (LOSS) FROM
                       INVESTMENT OPERATIONS......            1.34        2.75     (0.26)    (1.91)       0.05      1.29
                                                            ------      ------     ------    ------     ------    ------
Less Distributions:
         From net investment income...............          (0.08)      (0.10)     (0.08)    (0.11)     (0.26)    (0.24)
         From realized gains......................               -           -          -    (0.80)     (4.93)    (2.16)
                                                            ------      ------     ------    ------     ------    ------
                  Total distributions.............          (0.08)      (0.10)     (0.08)    (0.91)     (5.19)    (2.40)
                                                            ------      ------     ------    ------     ------    ------

NET ASSET VALUE, END OF PERIOD....................          $16.65      $15.39     $12.74    $13.08     $15.90    $21.04
                                                            ======      ======     ======    ======     ======    ======

Total Return on Net Asset Value (2)...............        8.78%(8)      21.60%    (1.98)%  (12.75)%      1.17%     5.28%
 SUPPLEMENTAL DATA AND RATIOS(6):

         Net assets, end of period (000's)........         $81,543     $68,068    $55,564   $85,673    $92,053  $131,786
         Ratio of net operating expenses to
             average net assets (3)(4)............        1.02%(9)       1.02%      1.18%     0.84%      0.16%     0.11%

         Program service fee (4) .................             N/A         N/A        N/A     0.25%      0.75%     0.75%

         Ratio of investment income
             to average net assets (3)............        1.12%(9)       0.67%      0.61%     0.66%      1.33%     1.11%

         Portfolio turnover rate (7)..............       46.04%(9)      97.51%        N/A 29.13%(5)     99.48%    66.84%

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001 and 2000. Beginning November 1, 2001 the management fee is included in the calculation of the Fund's net asset value.
(3) Ratios include all management fees and expenses except for the program service fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the Advisor expense ratio is included as a general operating expense of the Fund.
(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).
(6) For the period November 1, 2001 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(7) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8)  Not annualized.
(9)  Annualized.

                  AHA DIVERSIFIED EQUITY FUND - CLASS A SHARES

                                                                    FOR THE PERIOD JULY 1,       FOR THE PERIOD
                                               SIX MONTHS                    2003              DECEMBER 30, 2002*
                                                  ENDED                    through                  through
                                            DECEMBER 31, 2004            JUNE 30, 2004           JUNE 30, 2003
                                               (unaudited)
                                          ---------------------------------------------------------------------------
PER SHARE DATA (1)(4)

NET ASSET VALUE
         BEGINNING OF PERIOD......................       $15.43                   $12.75                   $11.48
                                                         ------                   ------                   ------


Income from Investment Operations:

         Net investment income....................         0.06                     0.06                     0.03
         Net realized and unrealized..............         1.26                     2.65                     1.26
                                                         ------                   ------                   ------
             gain (loss) on
             investments..........................
                  TOTAL GAIN (LOSS)
                       FROM
                       INVESTMENT
                       OPERATIONS.................         1.32                     2.71                     1.29
Less Distributions:
         From net investment income...............        (0.06)                   (0.03)                   (0.02)
         From realized gains......................         --                       --                       --
                                                           --                       --                       --
                  Total distributions.............        (0.06)                   (0.03)                   (0.02)
                                                         ------                   ------                   ------

NET ASSET VALUE, END OF PERIOD....................       $16.69                   $15.43                   $12.75
                                                         ======                   ======                   ======

Total Return on Net Asset Value ..................         8.61%(2)                21.24%                   11.26%(2)
 SUPPLEMENTAL DATA AND RATIOS(4):

         Net assets, end of period                         $8,267                   $7,392                    $6,454
         (000's)..................................
         Ratio of net operating
             expenses to                                   1.27%(3)                 1.27%                    1.45%(3)
             average net assets...................

         Ratio of investment income                        0.87%(3)
             to average net assets................                                  0.42%                    0.48%(3)

         Portfolio turnover rate..................        46.04%                   97.51%                     N/A
---------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2)  Not annualized.
(3)  Annualized.
(4) For the period December 30, 2002 through June 30, 2003, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its Master Portfolio.
(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            Prior Performance of SKBA

         The performance of the composite below shows the performance of SKBA in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The composite shown below is an aggregation of all accounts managed by SKBA that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund ("SRV composite"). Since the inception of the SRV composite, SKBA has not applied the exclusionary screen for abortion that SKBA applies with respect to the Fund; however, the SRV composite, since inception, has never included those types of securities. Had SKBA applied the exclusionary screen for abortion for the time periods shown below, the performance of the SRV composite would not have materially differed.

         The performance shown below is for the one-year, three-year and since inception periods ending December 31, 2004 and does not represent the performance of the Fund. The composite performance data has been provided by SKBA.

         The composite includes all accounts that SKBA managed or sub-advised that have substantially similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the Fund's expenses. Consequently, if the expenses of the Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

         The performance information of the account is not intended to predict or suggest the performance that might be experienced by the Fund or an individual investor in the Fund. The performance information was calculated using standards promulgated by the CFA Institute. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.

-------------------------------------------- ---------------- ---------------- ----------------
        AVERAGE ANNUAL TOTAL RETURN
             FOR PERIODS ENDED                                                      SINCE
             DECEMBER 31, 2004                   1 YEAR           3 YEARS      Inception1
-------------------------------------------- ---------------- ---------------- ----------------

 SRV composite(1)  (net of fees)                  17.1%            8.1%             9.3%
-------------------------------------------- ---------------- ---------------- ----------------

Russell 1000 Value                                16.5%            8.7%             5.4%
-------------------------------------------- ---------------- ---------------- ----------------
S&P 500                                           10.9%            3.6%             -2.3%
-------------------------------------------- ---------------- ---------------- ----------------

----------
1   The inception date of the SRV composite was January 1, 2000.

                              FOR MORE INFORMATION

More information about the Funds is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. Those documents contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its most recent fiscal period.

                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

BY TELEPHONE  - 1-800-445-1341

BY MAIL

AHA Investment Funds, Inc.
P.O. Box 446
Portland, Maine  04112

BY INTERNET

Information about the Funds is available via the internet at WWW.AHAFUNDS.ORG.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the Funds' documents are available on the EDGAR Database on the SEC's Internet web-site, at www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by e-mail request at: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102.